Platinum Energy Resources, Inc. Announces Appointment of Two Independent Directors

NEW YORK, NY - (MARKET WIRE) - July 18, 2008 -- Platinum Energy Resources, Inc. ("Platinum Energy") (PGRIU.OB) (PGRI.OB) (PGRIW.OB), today announced the appointment of Mr. Bernard Lang and Mr. Norman Rosenberg to the Company’s Board of Directors.

Mr. Lang has over 40 years of industry experience within the energy sector. He spent the majority of his career working for Suncor Energy Inc., one of Canada’s largest petroleum recovery and refining operations. While working for Suncor Energy, Mr .Lang was responsible for the planning and direction of Project Millennium, a $3.2B expansion project designed to substantially increase the output of the marketable product at Suncor’s oil sands plant in Fort McMurray, Alberta. Currently, Mr. Lang serves as the Executive Vice President, Project Execution for Syneco Energy, Inc. and also sits on the board of Exall Energy.

Mr. Rosenberg is currently the Chief Financial Officer of the Americas division of Marsh, Inc., a subsidiary of Marsh & McLennan Companies. Prior to his current role, Mr. Rosenberg spent eight years with IDT Corporation, a leading telecommunications service provider, holding the office of Chief Financial Officer of IDT Telecom, IDT’s telecommunications subsidiary. Prior to that, Mr. Rosenberg served as an energy industry analyst for Standard & Poor’s.

“We are pleased to announce the appointments of Mr. Lang and Mr. Rosenberg,” said Barry Kostiner, Chief Executive Officer of Platinum. “Their presence immediately enhances our current Board with experienced, independent directors. With these two appointments, we take a significant step forward in meeting the listing requirements of the major US stock exchanges.”

About Platinum Energy
Platinum, based in Houston, Texas, is an oil and gas exploration and production company that has approximately 37,000 acres under lease in relatively long-lived fields with well-established production histories and is currently engaged in drilling, developing and exploiting these properties to provide long-term growth in stockholder value. Platinum's strategy calls for the use of hedge financing to maximize profit and reduce risk resulting from volatile energy markets.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue," "intend" or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this press release may include statements about future financial and operating results. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Platinum expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. All forward-looking statements included in this press release are based on information available to Platinum on the date hereof. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production.; as well as other relevant risks detailed in Platinum's filings with the Securities and Exchange Commission. Platinum does not assume any obligation to update the information contained in this press release.

Contact:
Thomas J. Rozycki, Jr.
CJP Communications for
Platinum Energy Resources, Inc.
Public & Investor Relations
212-279-3115 x208
trozycki@cjpcom.com